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                                 CONFIDENTIAL

                            OEM RESELLER AGREEMENT

     THIS RESELLER AGREEMENT made this 17 day of September, 1997

BETWEEN:

          NEWBRIDGE NETWORKS CORPORATION, a Canadian corporation, having its main office at 600 March Road, P.O. Box 13600, Kanata, Ontario, Canada K2K 2E6

          ("Newbridge")

AND:

          SONOMA SYSTEMS, INC., a California corporation, having its main office at 4640 Admiralty Way, Marina Del Rey, California, 90292, USA

          ("Vendor")

WHEREAS Newbridge wishes to distribute certain Vendor products;

AND WHEREAS Vendor wishes to provide such Vendor products to Newbridge, in accordance with the terms and conditions of this Agreement;

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties agree as follows:



1.   DEFINITIONS
In this Agreement, unless the context otherwise requires:

(a) "Agreement" shall mean this agreement and all attached schedules and exhibits, as may be amended in accordance with the provisions herein.

(b) "Authorized Areas" shall mean the regions set forth in Schedule "B" hereto.

(c) "Documentation" shall mean all sales, marketing and technical literature relating to the Vendor Products, and any updates, modifications and enhancements made to them.

(d)  "Effective Date" shall be the date first written above.

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(e)  "End User" shall mean a person or entity that acquires a Vendor Product for its own use rather than resale or distribution.

(f) "Transfer Price" shall mean the list price less the discount specified in Schedule A.

(g)  "Vendor Products" shall mean the products listed in Schedule "A" hereto.

2.   APPOINTMENT

2.1 APPOINTMENT. Subject to the terms and conditions of this Agreement, Vendor hereby appoints Newbridge as an independent, non-exclusive, authorized reseller for the Vendor Products, in the Authorized Areas. Newbridge may exercise any of its rights hereunder either directly or through its subsidiaries, affiliates and/or distributors.

2.2 REGIONAL AMENDMENTS. Certain provisions of this Agreement may be modified for particular regions of the Authorized Areas, as provided in Schedules E, F and G hereto. In the event of any conflict or inconsistency between the terms of this Agreement and Schedules E, F and/or G, the terms of Schedules E, F and/or G shall prevail for such region only. Except as specifically and to the extent modified by Schedules E, F, and/or G for a particular region, all of the terms and provisions of the Agreement shall continue to remain in full force and effect.

3.   NEWBRIDGE'S OBLIGATIONS

3.1 MARKETING. Newbridge shall use reasonable commercial efforts to market the Vendor Products in the Authorized Areas.

3.2 TECHNICAL SUPPORT. Newbridge shall provide the support services for the Vendor Products to its End Users in the Authorized Areas, as provided in Schedule D.

3.3 TRADE-MARKS. During the term of this Agreement, Newbridge shall use Vendor's trade-marks and logos in accordance with Vendor's reasonable written guidelines, as provided to Newbridge from time to time. End User services for the Vendor Products may be marketed and sold under any applicable Newbridge service marks or trademarks without restriction.

3.4 ACCOUNT MANAGER. Newbridge shall assign individuals in the Authorized Areas who will act as account coordination manager for Vendor and the Vendor Products.

3.5 FORECASTS. Newbridge shall provide to Vendor upon execution of this Agreement a non-binding forecast of its estimated requirements for the Vendor Products, for the initial twelve (12) month period. At the beginning of each calendar quarter while this Agreement is in effect, Newbridge shall provide Vendor with an updated non-binding forecast by Vendor Products for the following twelve (12) months. Such forecasts shall not create any obligations on the part of Newbridge.

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3.6  INTERFACE CARD RESTRICTIONS. During the term of this Agreement,
Newbridge agrees with Vendor that it shall not integrate within the Products any interface cards not approved by Vendor, which approval shall not be unreasonably withheld or delayed.

4.   VENDOR'S OBLIGATIONS

4.1 SUPPLY. Vendor agrees to sell to Newbridge the Vendor Products and spare parts ordered by Newbridge in accordance with the terms of this Agreement.

4.2 DOCUMENTATION. Vendor shall provide Newbridge with a master copy and a reasonable number of copies of all Documentation for each Vendor Product. Vendor shall supply Documentation in both hardcopy format and electronic format suitable for dissemination by Newbridge via the internet and/or CD ROM. Vendor grants Newbridge a non-exclusive, royalty-free right and license to copy, use, modify, translate and otherwise prepare derivative works of the Documentation and distribute the Documentation and derivative works thereof to its End Users in the Authorized Areas.

4.3 TECHNICAL SUPPORT. Vendor shall provide the support services to Newbridge, and Newbridge shall provide support services to its distributors and End Users, as provided in Schedule D.

     4.3.1 REMOTE DIAGNOSTIC TOOLS. In order for Newbridge to perform on-line trouble shooting of the Vendor Product hardware and software, Vendor shall supply Newbridge with any remote diagnostic tools and routines that may be developed for the Vendor Products at no charge.

4.4 TECHNICAL INFORMATION SERVICE. Vendor shall provide to Newbridge a range of post sales technical information at regular intervals to ensure that Newbridge has all current and relevant information regarding the Vendor Products. These shall include, but not be limited to, the latest software and hardware release notes, product release descriptions, technical tips and bulletins, problem report bug list, white papers, reports, product change notices, technical alerts, urgent problem notification and any other applicable literature. Vendor shall supply information in hardcopy format and in electronic format suitable for dissemination by Newbridge via the internet and/or CD ROM.

4.5 SOFTWARE MAINTENANCE. In return for a [*] dollar ($[*]) per quarter maintenance payment (the "Maintenance Fee") from Newbridge commencing January 1998, Vendor shall provide to Newbridge at no cost all defect correction code (dot releases, patches, and software problem workarounds) for the Vendor Product software, and all associated Documentation and technical information. Vendor grants to Newbridge a royalty-free right and license to distribute such software and Documentation to Newbridge End Users who have current valid service agreements with Newbridge. Vendor shall supply software maintenance release code in electronic format suitable for dissemination by Newbridge via the internet and CD ROM.

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4.6    SOFTWARE UPGRADES. Except for Vendor Products which have significant new functionality and are priced separately on Vendor's price list, Vendor shall provide to Newbridge all software feature release upgrades for Vendor Products. Vendor shall supply software maintenance release code in electronic format suitable for dissemination by Newbridge via the internet and CD ROM.

4.7 BETA SOFTWARE EVALUATION SERVICE. Vendor shall provide Newbridge with copies of all beta software for the Vendor Products, for Newbridge's use and evaluation.

4.8    TRAINING. Vendor shall provide the following training services to
Newbridge:

       (a) INITIAL TRAINING. Vendor shall provide, at its expense and on its premises, in each Authorized Area, training for up to 15 Newbridge personnel. If Vendor does not have a suitable facility in an Authorized Area, training will be provided at Newbridge's facility at Vendors expense. The courses will train Newbridge personnel on the functionality of the Vendor Products as well as problem resolution procedures for the Vendor Products.

       (b) SUBSEQUENT TRAINING. Vendor will allow Newbridge to send up to 4 technical representatives from each of the Authorized Areas to attend, at no cost, scheduled training and information sessions regarding any new Vendor Product features or releases at Vendor's premises in each Authorized Area. If Vendor does not have a suitable facility in an Authorized Area, training will be provided at Newbridge's facility at Vendor's expense.

       (c) TRAINING MATERIALS. Vendor grants to Newbridge a non-exclusive, royalty-free right and license to copy, modify, use, and distribute training materials provided by Vendor.

       (d) ADDITIONAL TRAINING. Any further training requested by Newbridge, over and above the obligations stated herein, shall be made available to Newbridge at Vendor's standard rates.

4.9 QUALITY METRICS. Vendor shall provide to Newbridge written documentation of the full quality assurance processes for the Vendor Products. Vendor shall further provide written confirmation of its compliance regarding the examination process and where applicable, Vendor shall provide Newbridge with any problems found and their resolution process.

4.10 APPROVALS. Vendor is responsible for obtaining all approvals required to permit Newbridge to resell the Vendor Products in the Authorized Areas including, but not limited to, UL, CSA and FCC approvals. Vendor shall bear all costs associated with such approvals. Where permitted by law, Vendor shall transfer approvals to Newbridge's name, or shall assist Newbridge in registering second approvals in Newbridge's name. Any costs associated with the transfer of approvals or second approvals shall be borne by Newbridge.


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4.11  CONFIDENTIALITY. Vendor acknowledges that, from time-to-time, it will be exposed to confidential information and materials regarding Newbridge's business "Confidential Information"). Confidential Information includes but is not limited to, information concerning Newbridge's technology, products, customers and suppliers. Vendor will: (i) use a reasonable standard of care to protect Confidential Information, (ii) not use Confidential Information except as expressly permitted by Newbridge, (iii) not disclose Confidential Information to third parties, and (iv) not reproduce Confidential Information without Newbridge's prior written consent.

5.     PRICE TERMS

5.1 PURCHASE PRICE. Except as provided below, Newbridge shall pay the Transfer Price for the Vendor Products. The Transfer Price will be no greater than the Vendor's lowest price to any other customer in comparable circumstances.

5.2 PRICE INCREASE. The Transfer Price shall not increase during the term of this Agreement. While Vendor may freely increase the list price for the Vendor Products, such increase shall not increase the Transfer Price whatsoever.

5.3 PRICE DECREASE. In the event Vendor decreases the list price for any Vendor Product, the decrease will apply to all units of such Vendor Product in Newbridge's inventory. Newbridge's account will be credited in an amount equal to the difference between the list price at which each such unit in inventory was delivered to Newbridge, and the new, reduced list price.

5.4 DELIVERY COSTS. All Vendor Products are FCA (Incoterms, 1990) Vendor's shipping point. Vendor shall use the carrier specified by Newbridge (if any), and shall charge all delivery costs against the Newbridge account number authorized by Newbridge on a case-by-case basis.

5.5 TAXES. The prices for the Vendor Products do not include sales taxes or duties. Newbridge will pay (or reimburse Vendor) all such taxes or duties designated, levied or based upon this Agreement, except those based on Vendor's income.

6.    ORDERING PROCEDURE, DELIVERY AND PAYMENT TERMS

6.1 PURCHASE ORDERS. Newbridge shall order the Vendor Products by issuance of a written purchase order ("Purchase Order"). Each Purchase Order shall include the desired quantity of Vendor Products, a requested ship date, the method of shipment and the location to which the Vendor Products should be shipped. Vendor will use best efforts to meet the requested ship date in Newbridge's Purchase Orders, provided that the lead time on requested ship dates shall be no less than [*] ([*]) weeks in the first year of the Agreement, and no less than [*] ([*]) weeks afterwards.

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6.2   ACCEPTANCE. Vendor shall promptly process Purchase Orders issued by
Newbridge, and shall accept all Purchase Orders made in accordance with this Agreement. Purchase Orders will be deemed to be accepted, unless written notice of rejection of a Purchase Order (or part thereof) is made within five
(5) business days of Vendor's receipt of the Purchase Order. Where Vendor rejects any Purchase Order (or part thereof), it shall provide Newbridge the reasons for rejection. If Vendor accepts a Purchase Order or part thereof, Vendor shall provide Newbridge with an acknowledged ship date (the "Ship Date"). Terms and conditions contained on either parties' pre-printed or electronic purchase orders and/or order acknowledgements shall not apply.

6.3 RE-SCHEDULING. Newbridge may request the re-scheduling of an order or any part thereof to a cumulative (for all re-schedules pertaining to that order) maximum of [*] ([*]) days from the original Ship Date, at no charge to Newbridge.

6.4 CANCELLATION. Newbridge may, at no charge cancel a Purchase Order (or part thereof) up to [*] ([*]) days prior to the later of: the original Ship Date, an alternative Ship Date agreed-to by the parties, or a Ship Date delayed or rescheduled by Vendor. However, upon request from Vendor, Newbridge agrees to discuss alternate cancellation rights for Purchase Orders which greatly exceed forecasted amounts and current "run-rates" for the Vendor Products in question.

6.5 INVOICING AND PAYMENT. Vendor shall issue an invoice on shipment of the Vendor Product. Newbridge shall pay all amounts due to Vendor within forty five (45) days of receipt of a correct invoice from Vendor.

7.    TITLE AND SHIPPING

Title without encumbrance, and with risk of loss or damage, to the Vendor Products shall pass upon delivery to the carrier designated by Newbridge, or if no carrier is designated by Newbridge, upon transfer to a carrier reasonably chosen by Vendor.

8.    PRODUCT CHANGES

8.1 PRODUCT CHANGES. Vendor must provide ninety (90) days' prior written notification to Newbridge if it intends to make any changes to any of the Vendor Products. In no event, however, may such changes adversely affect the Vendor Products their performance, features or functionality.

8.2 SOFTWARE RELEASE SUPPORT. In consideration for the Maintenance Fee, Vendor shall support major releases of software for the Vendor Products in accordance with Schedule D for a two year period. However, Newbridge may, at no charge, require Vendor to continue to produce and support older versions of the Vendor Products for specific Newbridge customers, for a reasonable period of time.

8.3 MANUFACTURING. In no event shall Vendor discontinue the manufacture of any of the Vendor Products during the term of this Agreement.

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8.4  REPAIRS; SPARES.  Vendor shall provide at its then-standard prices, spare parts for and the capability for repairing, the Vendor Products for a period of not less than [*] ([*]) years from the date of the last shipment of Vendor Products to Newbridge. If, within the [*] ([*]) year period Vendor fails to maintain such capability, Vendor shall provide functionally equivalent products at a cost not to exceed the cost of the spare parts that would have been required to repair the Vendor Products. Vendor's prices will be no greater than Vendor's lowest price to any other customer in comparable circumstances.

8.5 CONTINUING TECHNICAL SUPPORT. Vendor shall continue to provide technical support services to Newbridge for Vendor Products which have been manufacturer discontinued, for a period of not less than [*] ([*]) years from the date of the last shipment of Vendor Products to Newbridge.

9.   REPRESENTATIONS AND WARRANTIES

Vendor represents and warrants that:

     (a) if has the power and authority, and all rights, licenses and permits required, to execute this Agreement and to satisfy and perform its obligations and responsibilities set forth herein;

     (b) it will comply with all laws, regulations, reasonable practices and standards applicable to the obligations assumed by Vendor under this Agreement.

     (c) the Vendor Products will, by the time of sale to Newbridge, have received all necessary regulatory and/or type approvals, including but not limited to, UL, FCC and CSA approvals.

     (d) it assigns to Newbridge any rights needed by Newbridge to enforce any third party warranty (express or implied) on the Vendor Products. Vendor will upon notice from Newbridge use reasonable efforts to enforce the warranty on behalf of Newbridge.

     (e) Vendor will make best efforts to ensure that any Vendor Product which contains software will not contain "product keys", "expiry codes" or other codes or devices that may prevent Newbridge or its End Users from using the software at any time. The software, and the media on which the software is delivered, will not contain any "computer viruses" or any other programs that may affect the normal use of the software or any other software or data;

     (f) it will have title to the Vendor Products and/or the right to grant licenses with respect to them immediately prior to the passing of title to Newbridge; and

     (g) the Vendor Products, their use or distribution will not infringe any copyright, patent, trade secret, or other proprietary or contractual right or obligation.

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     (h) all Vendor Products and software provided or developed under this
     Agreement is designed to be used prior to, during, and after the calendar year 2000 A.D. without error, including but not limited to, any error relating to date data which represents or references a leap year, different centuries or more than one century.

10.  PRODUCT WARRANTY AND REPAIR PROCEDURE

10.1 PRODUCT WARRANTY. Vendor further warrants to Newbridge that the Vendor Products (excluding software which can be loaded into such hardware by a Customer) will be free from defects in material and workmanship and will function in accordance with the Documentation for a period of [*] ([*]) months from the date of shipment to Newbridge (the "Warranty Period"). Vendor further warrants that the Vendor Product software will function in accordance with the published specifications for a period of [*] ([*]) days after delivery to a Newbridge End User of the Vendor Products. The [*] ([*]) month and [*] ([*]) day warranties shall be collectively referred to as the "warranty period". During the Warranty Period, Vendor will, at no cost, make all necessary repairs and replacements to maintain the Vendor Products in the condition warranted.

10.2 REPAIR OR REPLACEMENT OPTION. If Vendor is not able to rectify (repair or replace) a defect in a Vendor Product within the time periods specified in Schedule C it shall, at Newbridge's option, accept return of the defective Vendor Products, and refund to Newbridge all amounts paid in respect thereof.

10.3 SUPPORT WARRANTY. Vendor also warrants that the support services shall be provided by appropriately trained personnel, in a competent and professional manner. Vendor will exercise a professional standard of care in performing its obligations under the Agreements and monitoring its contractors in the performance of the obligations delegated to them.

10.4 REPAIR PROCEDURE. Newbridge agrees to comply with Vendor's standard repair procedure, as set out in Schedule B attached hereto.

11.  DISCLAIMER OF OTHER WARRANTIES

EXCEPT FOR THE WARRANTIES CONTAINED IN THIS AGREEMENT, VENDOR DISCLAIMS ALL OTHER WARRANTIES ON THE VENDOR PRODUCTS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

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12.  INFRINGEMENT

12.1 DEFENSE AND INDEMNITY. Vendor will defend Newbridge, its distributors and End Users against any claim, legal proceeding or demand alleging a Vendor Product, its distribution or use, infringes any copyright, patent, trade secret, or any other contractual or proprietary right (a "Claim"); provided Vendor is notified of the Claim and is given authority to defend it. Vendor will indemnify and hold Newbridge, its distributors and End Users harmless from and against all costs, expenses, legal fees, third-party damages, settlement amounts and other liabilities arising out of or in respect of a Claim. This obligation will not cover: (i) any claim that arises solely out of changes made to the Vendor Product at the request of Newbridge to meet Newbridge's technical specifications; provided however, such claims do not arise from Vendor's implementation of such specifications; (ii) any claims that arise solely out of the use of hardware or software supplied by Newbridge."

12.2 REMEDIES. In the event Newbridge, its distributors or End Users are enjoined from their use of any of the Vendor Products for any reason, Vendor will promptly either:

     (a) procure for Newbridge and its distributors End Users the right to continue distributing and using the Vendor Product;

     (b) render the Vendor Product non-infringing without materially diminishing the Vendor Product's performance, functionality or features;

     (c) replace the Vendor Product with equivalent non-infringing goods; or

     (d) if the provisions of Sections 12.2(a) through 12.2(c) are not possible, having made best efforts, Vendor will remove the Vendor Products and refund Newbridge all amounts paid in respect thereof.

12.2 NOT APPLICABLE. Section 13 ("Limitation of Liability") shall not apply in any respect to Section 12.1.

13.  LIMITATION OF LIABILITY

13.1 LIMITATION. EXCEPT FOR SECTION 12.1 ABOVE, NEITHER PARTY, THEIR EMPLOYEES, AGENTS, OFFICERS OR DIRECTORS SHALL BE LIABLE IN ANY WAY WHATSOEVER, FOR ANY INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR BUSINESS REVENUE, LOST BUSINESS, FAILURE TO REALIZE EXPECTED SAVINGS, OR OTHER COMMERCIAL OR ECONOMIC LOSS OF ANY KIND WHATSOEVER, WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE OR EITHER PARTY, THEIR EMPLOYEES, AGENTS, OFFICERS OR DIRECTORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR SECTION 12.1 ABOVE, IN NO EVENT SHALL EITHER PARTY'S LIABILITY TO THE OTHER UNDER THIS AGREEMENT, OR ANY

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TRANSACTION CONTEMPLATED BY THIS AGREEMENT, EXCEED THE ACTUAL AMOUNT PAID BY
NEWBRIDGE TO VENDOR UNDER THIS AGREEMENT.

13.2 TRUST. The foregoing provisions limiting the liability of Newbridge's and Vendor's employees, agents, officers and directors shall be deemed to be trust provisions for the benefit of such employees, officers, directors and agents and shall be enforceable by such as trust beneficiaries.

14.  TERM; RENEWAL

Unless otherwise terminated in accordance with the provisions herein, this Agreement shall remain in effect for a period of three (3) years from the Effective Date (the "Initial Term"). Upon expiration of the Initial Term and each Renewal Term thereafter, this Agreement will be automatically renewed for an additional one (1) year term ("Renewal Term") unless notice of non-renewal is given by either party upon sixty (60) days' notice pror to the expiration of the Initial Term or any Renewal Term.

15.  TERMINATION

Either party may terminate this Agreement if:

     (a) the other party breaches any material term of this Agreement, and fails to remedy such breach within [*] ([*]) days of receiving notice to do so by the non-defaulting party;

     (b) any proceeding in bankruptcy, receivership, liquidation or insolvency is commenced against the other party or its property, and the same is not dismissed within thirty (30) days; or

     (c) the other party makes any assignment for the benefit of its creditors, becomes insolvent, commits any act of bankruptcy, ceases to do business as a going concern, or seeks any arrangement or compromise with its creditors under any statute or otherwise.

16.  EFFECT OF TERMINATION OR EXPIRY

In the event that this Agreement is terminated or expires for any reason:

     (a) Vendor shall process all Purchase Orders received from Newbridge prior to the effective date of termination or expiry, and shall accept all Purchase Orders made in accordance with this Agreement;

     (b) Newbridge and its distributors shall be entitled to continue to distribute any Vendor Products contained in their inventory on the effective date of termination, or Vendor Products subsequently received from Vendor;

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     (c) Neither party shall, by reason of the termination or expiry of this
     Agreement, be liable to the other for compensation, reimbursement or damages on account of the loss of prospective profits on anticipated sales, or on account of expenditures, investments, leases or commitments entered into or made in connection with the business or goodwill of the other.

     (d) Notwithstanding any other provision of this Agreement, no termination or expiry of this Agreement shall:

         (1) affect the rights of End Users to continue to use any Vendor Products;

         (2) affect the rights of End Users to continue to receive technical support services from Newbridge as may be contracted for prior to the effective date of termination of the Agreement; or

         (3) affect the rights of Newbridge to receive technical support services from Vendor as described herein, for the duration of any Customer contracts; and

17.  FORCE MAJEURE

Neither party shall be deemed to be in default of any provisions of this Agreement for any failure in performance resulting from acts or events beyond its reasonable control, including acts of God. Each party will use its best efforts to anticipate such failures and to devise means to eliminate or minimize them. But if a failure continues for more than [*] ([*]) days, either party may terminate the Agreement immediately upon notice.

18.  MISCELLANEOUS

18.1 ASSIGNMENT. Neither party shall assign or transfer any rights or obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

18.2 GOVERNING LAW. This Agreement shall be governed by the laws of the Province of Ontario, Canada (except for its conflict of laws provisions), and the parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts located in the Province of Ontario. The parties expressly exclude from this Agreement all the provisions of the Vienna Convention, 1980 (The United Nations Convention on Contracts for the International Sale of Goods).

18.3 SEVERABILITY. The provisions of this Agreement shall be deemed severable. If any provision of this Agreement shall be held unenforceable by any court of competent jurisdiction, it shall be severed from this Agreement and the remaining provisions shall remain in full force and effect.

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18.4 AMENDMENTS.  This Agreement shall not be amended or modified except in writing signed by the parties hereto. No course of dealing or usage of trade by or between the parties shall be deemed to effect any such amendment or modification.

18.5 HEADINGS. All headings and captions contained herein are for convenience and ease of reference only and are not to be considered in the construction or interpretation of any provision of this Agreement.

18.6 SECTIONS. Numbered or lettered paragraphs, subparagraphs and schedules contained in this Agreement refer to sections, subsections and schedules of this Agreement.

18.7 SURVIVAL.  Sections 4.3, 4.11, 7.1, 8.4, 8.5, 9, 10, 11, 12, 13, 15, 16,
and 18 shall survive termination or expiry of this Agreement.

18.8 NOTICES. Any notice required to be sent or given to Newbridge or Newbridge shall be sent by certified or registered mail, return receipt requested, addressed as follows:

     To Vendor:         Sonoma Systems, Inc.
                        4640 Admiralty Way, Suite 600
                        Marina Del Rey, CA 90292 USA
                        Attention: President

                        Tel. No. 310-828-3400
                        Fax No.  310-828-2255

     To Newbridge:      Newbridge Networks Corporation
                        P.O. Box 13600
                        600 March Road
                        Kanata, Ontario K2K 2E6
                        CANADA

                        Attention:  President

                        Tel. No.    (613) 591-3600
                        Fax No.     (613) 591-0002

     with a copy to the Legal Department, at the above address, Fax No. (613) 591-0002.

18.9 WAIVERS. Any consent by any party to, or waiver of, a breach by the other, whether express or implied, shall not constitute a consent to, or a waiver of any other, different or subsequent breach.

18.10 RELATIONSHIP. Neither Newbridge nor Vendor shall represent that its relationship with respect to the other party is other than as an independent contractor. Nothing in


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this Agreement shall create in either party any right or authority to incur any obligations on behalf of, or to bind in any respect, the other party and nothing in this Agreement shall be construed to create any agency, joint venture or partnership.

18.11 ENTIRE AGREEMENT; GOVERNING TERMS. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and cancels and supersedes any prior understanding and agreements between the parties relating thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied, statutory or otherwise between the parties, except as expressly set forth in this Agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement.


NEWBRIDGE NETWORKS CORPORATION           SONOMA SYSTEMS, INC.

ANTHONY LAVIA                            STEVE M. WASZAK
----------------------------------       ----------------------------------
(Print)                                  (Print)


/s/ ANTHONY LAVIA                        /s/ STEVE M. WASZAK
----------------------------------       ----------------------------------
(Signature)                              (Signature)


V.P. & G.M., ATM NET                     V.P. FINANCE & CFO
----------------------------------       ----------------------------------
(Title)                                  (Title)

                                  CONFIDENTIAL

                                   SCHEDULE A

                                 VENDOR PRODUCTS


                                                                                TRANSFER
  VENDOR PART                                                                    PRICE
    NUMBER                DESCRIPTION               LIST PRICE     DISCOUNT      ($USD)
    ------                -----------               ----------     --------      -----
8000 SA              Sonoma Base Unit,                $4,695          [*]%        $[*]
                     (single AC power supply)

8000 DA              Sonoma Base Unit,                $5,645          [*]%        $[*]
                     (dual AC power supplies)

8000 DD              Sonoma Base Unit,                $6,895          [*]%        $[*]
                     (dual DC power supplies)

8000 SW-TLX          Sonoma TLX Software              $2,000          [*]%        $[*]

8000 DS3ATM          DS3 ATM Card                     $3,000          [*]%        $[*]

8000 E3ATM           E3 ATM Card                      $3,000          [*]%        $[*]

8000 OC3ATM-MM       OC-3 c/STM-1  ATM Card           $4,000          [*]%        $[*]
                     (multi-mode fiber 0-2 KM)

8000 OC3ATM-SM       OC-3 c/STM-1  ATM Card           $6,000          [*]%        $[*]
                     (single-mode fiber 0-19 KM)

8000 OC3ATM-LR       OC-3 c/STM-1  ATM Card           $8,000          [*]%        $[*]
                     (single-mode fiber 12-30 KM)

8000 ENET            Ethernet Card (10Mbps)           $  300          [*]%        $[*]

8000 FAST ENET-1     Fast Ethernet Card               $  750          [*]%        $[*]
                     (10/100 Autosensing)

8000 FAST ENET-4     Four-port Ethernet Card          $3,000          [*]%        $[*]
                     (10/100 Autosensing)

8000 TRN             Token Ring Card (4/16 Mbps       $1,000          [*]%        $[*]
                     auto-sensing)

8000 FDDI-SAS        FDDI Single-Attach (SAS)         $5,000          [*]%        $[*]
                     Interface Card

8000 FDDI-DAS        FDDI Dual-Attach (DAS)           $8,000          [*]%        $[*]
                     Interface Card

8000 SBP             Spare Blanking Plates            $   50          [*]%        $[*]
                     (package of five)

8000RM-19            19" Rackmount Kit                $  250          [*]%        $[*]

8000RM-23            23" Rackmount Kit                $  250          [*]%        $[*]

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                     CONFIDENTIAL

8000 SUG             Sonoma Access User Guide         $   50          [*]%        $[*]

800 SUG-DISK         Sonoma Access User Guide on      $  100          [*]%        $[*]
                     Disk (w/HTML files)



/s/ ANTHONY LAVIA                        /s/ STEVE M. WASZAK
---------------------------------        ----------------------------------
NEWBRIDGE                                VENDOR


* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  CONFIDENTIAL

                                   SCHEDULE B

                                AUTHORIZED AREAS

World-wide, including the following regions defined by Newbridge as:

-  NORTH AND SOUTH AMERICAN (NSA)
-  EUROPE, MIDDLE EAST AND AFRICA (EMA)
- ASIA PACIFIC REGION, INCLUDING THE FORMER SOVIET UNION (APR) as such may be amended by Newbridge from time to time.



/s/ ANTHONY LAVIA                        /s/ STEVE M. WASZAK
---------------------------------        ----------------------------------
NEWBRIDGE                                VENDOR

                              CONFIDENTIAL

                               SCHEDULE C

                      REPAIR AND RETURN PROCEDURE

1.   REPAIR PROCEDURE AND RETURN AUTHORIZATION

1.1 Vendor has a centralized repair facility for servicing of all Vendor Products. All requests for return of Vendor Products shall be made to Vendor. Vendor representatives will obtain all necessary information for processing the return and shall issue Newbridge a return authorization number within one
(1) working days of receipt of Newbridge's request. No Vendor Product shall be returned by Newbridge without prior verbal, electronic or written authorization.

1.2 Vendor will escalate all requests for service of the third-party equipment to the applicable third-party supplier. Repairs of the third-party equipment will be completed by the third-party supplier.

1.3 Defective Vendor Products will be returned by Newbridge with the return authorization number written clearly on the outside of the package, and shipped prepaid to:

                   Sonoma Systems, Inc.
                   4640 Admiralty Way, Suite 600
                   Marina Del Rey, CA 90292 USA
                   Attention: Repair Department

2.   WARRANTY REPAIRS

2.1 Vendor will either repair or replace defective Vendor Products covered under warranty within ten (10) working days of its receipt. The warranty period for repaired or replaced Vendor Products shall be the remainder of the original warranty or [*] ([*]) days, whichever is greater.

3.   OUT-OF-WARRANTY REPAIRS

3.1 Vendor will either repair or replace, at Newbridge's cost, defective Vendor Products not covered under warranty, within ten (10) working days of its receipt. Repair charges are available from Vendor's repair facility upon request. The warranty on serviced Vendor Products is ninety days measured from date of service. Out-of-warranty repair charges are based upon the prices in effect at the time of return.

4.   ADVANCE REPLACEMENT SERVICE

Vendor agrees to hold a full set of spares for the Vendor Products at the Vendor's facility in Phoenix Arizona, in order to provide 24 hour advance replacement services to

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                CONFIDENTIAL

Newbridge. This is an emergency service for both in-warranty and out-of-warranty Products that are not considered "dead on arrival" or an "infant mortality". Upon request, Vendor will use commercially reasonable efforts to ship replacement Products, via overnight courier, within one (1) working day. In such an event, Newbridge shall issue a Purchase Order for the replacement Products and will pay Vendor's then-current schedule of repair charges, freight charges and a one hundred and fifty U.S. dollars ($150) order expedite fee.



/s/ ANTHONY LAVIA                        /s/ STEVE M. WASZAK
---------------------------------        ----------------------------------
NEWBRIDGE                                VENDOR

                                 CONFIDENTIAL

                                  SCHEDULE D

                               SUPPORT SERVICES

1.   SUPPORT LEVELS AND INTERFACE DEFINITIONS

These provisions are to be used by Newbridge and Vendor personnel for the support level that must be provided for any problem or issue before it can be escalated to the next defined level.

The activities identified are the minimum required, and may be supplemented by further actions during the course of the problem investigation in order to expedite a resolution.

First and Second-Level Support will be provided by Newbridge for Newbridge End Users who have purchased the products from Newbridge or its business partners. Third-Level Support will be provided by Vendor to Newbridge and directly to Newbridge End Users as deemed necessary by Newbridge.

1.1 FIRST-LEVEL NTAC (FRONT OFFICE) SUPPORT. Newbridge will provide front office TAC support and basic help desk functions to the End User. Typically this will include initial call handling, call logging, assignment of call priority (Emergency, High, Medium and Low) and queue placement. This will be performed by either the Newbridge Technical Assistance Center (NTAC) or the Newbridge Distributor/Service Agent.

The NTAC is the focal point for all operational activities and is the contact point between the Customer and Newbridge. NTAC is staffed and operational seven days a week, twenty-four hours a day, 365 days per year for first-level front office support.

1.2 FIRST-LEVEL NTAC (BACK OFFICE) SUPPORT. Newbridge will provide initial product problem diagnostic services for identifying problems and generic application faults, analysis, and where possible, problem resolution.

1.3 SECOND-LEVEL SUPPORT. Newbridge will provide detailed product problem analysis, as well as any problem duplication in the NTAC laboratory. Second-Level Support will provide more detailed problem diagnostic services for identifying complex problems and application faults that cannot be resolved by First-Level Back Office Support. Second-Level Support will be responsible for the application of any maintenance releases or End User-specific fixes that Vendor Support will provide. Second-Level Support will also provide interface and escalation to Vendor Third-Level Support as required.

1.4 THIRD-LEVEL SUPPORT. Vendor will provide Newbridge with 24 hours by 365 days per year access to a senior consultant, based in Vendor's facility, for product design problem analysis, and to formally escalate the problem as described in section 2.0 of this Schedule. Typical duties include, providing reasonable levels of technical assistance to the First- and Second-Level Support organizations and timely delivery of defect correction code and associated documentation.

                              CONFIDENTIAL

1.5 ON-SITE SUPPORT. Vendor will also provide Newbridge with on-site support if a problem is determined by mutual consent of Vendor and Newbridge to be a valid design problem and travel is necessary. Vendor will provide for travel and per diem at no charge to Newbridge. However, Newbridge may also require Vendor to perform such on-site support, for which Newbridge will pay in accordance with the current published Vendor Time, Materials and Expense rates.

1.6 INSTALLATION. Newbridge will arrange for installation services at the End User site. Newbridge may require Vendor to perform such installation, for which Newbridge will pay in accordance with the Vendor's current published Time, Materials and Expense rates.

1.7 VENDOR CONTACTS FOR SERVICES. The parties will notify each other of their points of contact, for any of the Vendor support services. As well, the parties will complete and keep up to date Newbridge's "OEM Product Matrix". The Vendor center in Marina Del Rey currently serves as the focal point for all Vendor service activities. The Vendor center will be staffed and operational as described in section 2.0 of this Schedule.

2.   PROBLEM ESCALATION

2.1  ESCALATION PROCESS.

     (a) Following identification by Newbridge of a problem that cannot be resolved by the regional First and Second Line support as described above, Newbridge will record details of the problem (including diagnostic information) and forward this information to Vendor.

     (b) Newbridge will be given a problem report number and will be provided with regular status and progress updates of Newbridge-escalated problems. A Newbridge representative will also be entitled to attend (in person or phone conference) the regular Vendor problem status and review meetings.

2.2 PROBLEM PRIORITY DEFINITIONS. Four classifications of requests for information or assistance are defined. In order to classify a request, Newbridge technical support personnel will confirm with Vendor the impact of the problem to determine an appropriate classification. Where parties disagree on the classification of a particular problem, the Vendor and Newbridge primary technical contacts will undertake to discuss the problem with a view to reaching a mutually acceptable classification.

     2.2.1 EMERGENCY PRIORITY. Problems that have been verified through formal maintenance channels as problems affecting service, which cause major functionality to be inoperative and therefore affect the normal business operations during the normal working day. There is no acceptable work around. To ensure the fastest possible response, problems classified as Emergency will be reported via telephone.

                                 CONFIDENTIAL

     2.2.2 HIGH PRIORITY. Problems that have been verified through the formal maintenance channels as problems affecting service which cause major functionality to be inoperative and therefore affect the normal business operations during the normal working day. There is an acceptable work around.

     2.2.3 MEDIUM PRIORITY. Problems that have been verified through the formal maintenance channels as causing particular features or functionality to be inoperative, but do not affect the normal business operations during the normal working day. There is no acceptable work around.

     2.2.4 LOW PRIORITY. Problems that have been verified through the formal maintenance channels as causing particular features or functionality to be inoperative, but do not affect the normal business operations during the normal working day. There is an acceptable work around.

2.3 TIME-SCALE OBJECTIVES. In order for Newbridge to offer support services to its distributors and End Users, Vendor will use best endeavors to meet the following response, progress and restore time objectives. If these time-scales cannot be met, Vendor will immediately notify Newbridge and Vendor and Newbridge primary technical contacts will undertake to discuss the problem with a view to reaching a mutually acceptable solution.

     2.3.1 RESPONSE TIME. The time from when Newbridge makes a request for a problem to be escalated and Vendor responds to the request. The response times are classified as:

     -  Emergency    -  One hour, 24 hours a day, 7 days a week
     -  High         -  Two hours, during normal business hours
     -  Medium       -  One business day
     -  Low          -  Two business days

     2.3.2 PROGRESS TIME. Newbridge may contact Vendor at any interval for any problem to solicit update information. The time between Vendor making the initial response to Newbridge and providing unsolicited updates, by telephone or fax to the request for information or assistance are as follows:

     -  Emergency    -  One call every business day
     -  High         -  One call every two business days
     -  Medium       -  One call every working week
     -  Low          -  One call every working month

     2.3.3 RESTORE TIME. The time between Vendor receiving and accepting the problem from Newbridge and the delivery of an acceptable work around (or fix) for the problem:

                                 CONFIDENTIAL

     -  Emergency    -  Vendor will use all best efforts and resources at its
                        disposal to ensure problem is resolved as soon as
                        possible, but not to exceed twenty four (24) hours
                        from receiving the problem from Newbridge.
     -  High         -  within the next maintenance release, which will be
                        issued no later than eight weeks after diagnosis.
     -  Medium       -  less than 6 months
     -  Low          -  less than 6 months

     2.3.4 DEFECT FIX TIME. The time between Vendor receiving and accepting the problem from Newbridge and the delivery of an acceptable, final fix for the problem:

     -  Emergency    -  less than 1 month
     -  High         -  less than 3 months or within next maintenance release
                        whichever is shorter
     -  Medium       -  less than 6 months
     -  Low          -  less than 12 months

3.   SUPPORT FOR THIRD-PARTY EQUIPMENT

3.1 PRODUCTS SUPPORTED. Newbridge will provide support services, as described in this Schedule, for the Vendor Products, with the exception of products not manufactured or created by Vendor ("Third Party Equipment").

3.2 SUPPORT FOR THIRD PARTY EQUIPMENT. Support services for Third Party Equipment will be provided directly by the appropriate third party supplier.

3.3 THIRD PARTY EQUIPMENT PROBLEM ESCALATION. Problems with Third Party Equipment will be escalated by Vendor to the appropriate third party supplier. Upon completion of the problem fix, the third party supplier will provide Vendor with a written report detailing the problem fix and time. Vendor will be responsible for updating and closing the PTS after a Third Party Equipment fix.



/s/ ANTHONY LAVIA                        /s/ STEVE M. WASZAK
---------------------------------        ----------------------------------
NEWBRIDGE                                VENDOR

                                 CONFIDENTIAL

                                   SCHEDULE E

                          REGIONAL AMENDMENT - APR REGION

The following amendments to the OEM Reseller Agreement apply to the APR region only.

In the event of any conflict or inconsistency between the terms of the OEM Reseller Agreement and this Schedule E, the terms of this Schedule E shall prevail. Except as specifically and to the extent modified by this Schedule E all of the terms and provisions of the OEM Reseller Agreement shall continue to remain in full force and effect.


NOT APPLICABLE.

                                  CONFIDENTIAL

                                   SCHEDULE F

                          REGIONAL AMENDMENT - EMA REGION

The following amendments to the OEM Reseller Agreement apply to the EMA region only.

In the event of any conflict or inconsistency between the terms of the OEM Reseller Agreement and this Schedule F, the terms of this Schedule F shall prevail. Except as specifically and to the extent modified by this Schedule F all of the terms and provisions of the OEM Reseller Agreement shall continue to remain in full force and effect.


NOT APPLICABLE.

                                  CONFIDENTIAL

                                   SCHEDULE G

                          REGIONAL AMENDMENT - NSA REGION

The following amendments to the OEM Reseller Agreement apply to the NSA region only.

In the event of any conflict or inconsistency between the terms of the OEM Reseller Agreement and this Schedule G, the terms of this Schedule G shall prevail. Except as specifically and to the extent modified by this Schedule G all of the terms and provisions of the OEM Reseller Agreement shall continue to remain in full force and effect.


NOT APPLICABLE.

                                 CONFIDENTIAL

                   AMENDMENT NO. 1 TO OEM RESELLER AGREEMENT

This Amendment No. 1 (this "Amendment") made as of the 29 day of May, 1998 supplements and amends the terms and conditions of the OEM Reseller Agreement (the "Reseller Agreement"), dated September 17, 1997, between Sonoma Systems, Inc. ("Sonoma") and Newbridge Networks Corporation ("Newbridge"). All capitalised terms used herein, but not defined, shall have the respective meanings assigned to such terms in the Agreement, as amended.

Sonoma and Newbridge agree as follows:

I.   AMENDMENT.

1. Section 1(g) of the Reseller Agreement, Definitions, is hereby amended and restated to read in its entirety as follows:

     "1(g) "Vendor Products" shall mean the items listed in Schedule "A" hereto, as well the 45020 Network Element Management System descriptors described in Section 4.12 below."

2.   A new section 4.12 is added to the Reseller Agreement, as follows:

     "4.12 45020 DESCRIPTORS. Upon completion of Vendor's development of certain 45020 Network Element Management System descriptors, Vendor grants Newbridge a non-exclusive, royalty-free, irrevocable and perpetual license to use, copy, modify and distribute such descriptors."

3.   A new section 2.3 is added to the Reseller Agreement, as follows:

     "2.3  NEWBRIDGE PRIVATE LABEL.

     (a) Notwithstanding anything herein contained to the contrary, Newbridge will "private label" the Vendor Products, including marketing, licensing and distributing the Vendor Products: (i) without Vendor trademarks, tradenames and/or service marks; and (ii) under different trademarks, tradenames and/or service marks, including without limitation, "36060 MainstreetXpress", or other Newbridge trademarks, tradenames and/or service marks (collectively the "Marks").

     (b) Newbridge shall be responsible for specification of the product and packaging labels for such private-labeled Vendor Products, including CLEI codes (collectively the "Labels"). Vendor shall be responsible for manufacturing of the Labels, and the labelling of the Vendor Products with them. Vendor shall make no other use of the Labels or Marks. Vendor shall promptly return to Newbridge or destroy any excess or unused Labels.

                                     CONFIDENTIAL

     (c) Other than the limited right to manufacture the Labels with the Marks for the benefit of Newbridge in section 2.3(b), Vendor shall have no right, title, or interest in the Marks or Labels. Any Vendor Products labeled with the Labels will be for the sole benefit of Newbridge, and shall not be provided by Vendor to any other person or entity, except for Siemens AG, under separate agreement.

     (d) Newbridge or its subsidiaries shall not consider new affiliations with entities or introduction of products directly competitive with the 36060 MainstreetXpress in the modular ATM access product area for exclusive delivery of managed Ethernet, Token Ring and/or FDDI LAN VPN services over [ILLEGIBLE] T1/E1 IMA, DS-3/E3 and/or OC3-3/STM-1 ATM interfaces during the term of this Agreement, without providing Vendor reasonable advance notice and considering, in good faith with Vendor, the opportunity for 36060 products to full address Newbridge's requirements within the WAN access products area."

4.   A new section 18.12 is added to the Reseller Agreement, as follows:

     "18.12 ESCROW.

     Vendor agrees to promptly place a copy of the source code for each of the Vendor Products (as well as all associated documentation and programmer materials, defect correction code and upgrades) (collectively the "Escrowed Materials") in escrow with a mutually agreed upon escrow agent. The parties shall negotiate in good faith the terms and conditions of the escrow agreement. However, the parties agree that the escrow agreement shall include the following terms:

           (i) Newbridge shall be responsible for the payment of the fees of the escrow agent.

           (ii) Newbridge shall be entitled to receive a copy of the Escrowed Materials from the escrow agent if:

                 (1) Vendor breaches any material term of the Reseller Agreement, and fails to remedy such breach within [*]
                 ([*]) days of receiving written notice to do so by Newbridge;

                 (2) any proceeding in bankruptcy, receivership, liquidation or insolvency is commenced against Vendor or its property, and the same is not dismissed within thirty (30) days; or

                 (3) Vendor makes any assignment for the benefit of its creditors, becomes insolvent, commits any act of bankruptcy, ceases to do business as a going concern, or seeks any arrangement or compromise with its creditors under any statute or otherwise.

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  CONFIDENTIAL

           (iii) Upon release of the Escrowed Materials from escrow, Newbridge shall be entitled to use the Escrowed Materials to:

                 (1) provide maintenance and support (including without limitation any necessary correction of errors) to its customers; and

                 (2) modify the Vendor Products, as required to satisfy functionality commitments made by Newbridge to existing or prospective customers prior to the occurrence of the event described in Section 18.12(a)(ii) which triggered the release of the Escrowed Materials, which modifications have been agreed to by Vendor in writing.

           However, if the Escrowed Materials were released due to subsections (ii)(2) or (ii)(3) above, then Newbridge shall also be granted a non-exclusive, non-transferable, unrestricted license to use, copy, modify and distribute the Escrowed Materials. In consideration for such license, Newbridge shall pay Vendor a royalty of [*] percent ([*]%) of the greater of: (1) the Transfer Price for such product; or (2) the Average Net Revenue for each Vendor Product manufactured and distributed under this
           Section 18(iii). For purposes of this Agreement, "Average Net Revenue" shall mean the average price at which Newbridge sells a particular Vendor Product, less any: (i) duties, (ii) sales, value-added, and excise taxes, and (ii) returned Vendor Products."

5. Section 18.7 of the Reseller Agreement, SURVIVAL, is hereby amended and restated to read in its entirety as follows:

     "18.7  SURVIVAL.  Sections 4.3, 4.11, 4.12, 7.1, 8.4, 8.5, 9, 10, 11,
     12, 13, 15 16 and 18 shall survive termination or expiry of this Agreement."

6. Schedule A to the Reseller Agreement, VENDOR PRODUCTS, is hereby amended and restated to read in its entirety as set forth in the attached Schedule A.

7. Section 8.1 of the Reseller Agreement, Product Changes, is hereby amended and restated to read in its entirety as follows:

     Vendor shall comply to Newbridge's process for product change control. Vendor must provide ninety (90) days' prior written notification to Newbridge if it intends to make any changes to any of the Vendor Products. In no event, however, may such changes adversely affect the Vendor Products, their performance, features or functionality.

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  CONFIDENTIAL

II.  EFFECT OF AMENDMENT.

     In the event of any conflict or inconsistency between the terms of this Amendment and the Reseller Agreement, the terms of this Amendment shall prevail. Except as specifically and to the extent modified by this Amendment, all of the provisions of the Reseller Agreement shall continue to remain unchanged and in full force and effect.

IN WITNESS WHEREOF the parties have duly executed this Amendment.


SONOMA SYSTEMS CORPORATION               NEWBRIDGE NETWORKS CORPORATION


By:  /s/ STEVE M. WASZAK                 By:  /s/ CONRAD LEWIS
     ------------------------------           ------------------------------


Name:  STEVE M. WASZAK                   Name:  CONRAD LEWIS
       ----------------------------             ----------------------------


Title:  VP Finance & Operations          Title:  EVP Marketing &
        Chief Financial Officer                  Business Units

                                   CONFIDENTIAL

                                     SCHEDULE A

                                  VENDOR PRODUCTS


-----------------------------------------------------------------------------------------------------------------------------------
NNC PART            NNC PART NAME       SONOMA PART         SONOMA MODEL           SANOMA           NEWBRIDGE           NEWBRIDGE
NUMBER                                  NUMBER              NUMBER                 LIST (US)        DISCOUNT            TRANSFER
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BASIC SYSTEMS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
90-5993-11          NRED 110 VAC        1010811-01          SONOMA MLSU SA         $4,695           [*]%                 $[*]
                    BASIC SYSTEM                            115V
-----------------------------------------------------------------------------------------------------------------------------------
90-5993-11-03       NRED 110 VAC        1010811-01-03       SONOMA MLSU SA         $4,695           [*]%                 $[*]
                    BASIC SYSTEM                            115V (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-4616-01          NRED 240 VAC        1010811-02          SONOMA MLSU SA         $4,695           [*]%                 $[*]
                    BASIC SYSTEM                            230V
-----------------------------------------------------------------------------------------------------------------------------------
90-5994-11          RED AC BASIC        1010812-01          SONOMA MLSU DA         $5,645           [*]%                 $[*]
                    SYSTEM
-----------------------------------------------------------------------------------------------------------------------------------
90-5994-11-03       RED AC BASIC        1010812-01-03       SONOMA MLSU DA         $5,645           [*]%                 $[*]
                    SYSTEM                                  (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-5995-11          RED DC BASIC        1010813-02          SONOMA MLSU DD         $5,995           [*]%                 $[*]
                    SYSTEM
-----------------------------------------------------------------------------------------------------------------------------------
90-5995-11-03       RED DC BASIC        1010813-02-03       SONOMA MLSU DD         $5,995           [*]%                 $[*]
                    SYSTEM                                  (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LAN ADAPTATION CARDS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
90-5996-01          10 MBS ETHERNET     1600811-01          8000 ENET              $300             [*]%                 $[*]
                    CARD
-----------------------------------------------------------------------------------------------------------------------------------
90-5996-01-03       10 MBS ETHERNET     1600811-01-03       8000 ENET (CLEI)       $300             [*]%                 $[*]
                    CARD
-----------------------------------------------------------------------------------------------------------------------------------
90-5996-02          10/100 MBS          1600815-01          8000 FAST ENET-1       $750             [*]%                 $[*]
                    ETHERNET CARD
-----------------------------------------------------------------------------------------------------------------------------------
90-5996-02-03       10/100 MBS          1600815-01-03       8000 FAST ENET-1       $750             [*]%                 $[*]
                    ETHERNET CARD                           (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-5996-03          4 PROT 10/100 MBS   1600817-01          8000 FAST ENET-4       $3,000           [*]%                 $[*]
                    ETHERNET CARD
-----------------------------------------------------------------------------------------------------------------------------------
90-5996-03-03       4 PROT 10/100 MBS   1600817-01-03       8000 FAST ENET-4       $3,000           [*]%                 $[*]
                    ETHERNET CARD                           (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-5997-01          TOKEN RING CARD     1600814-01          8000 TRN               $1,000           [*]%                 $[*]
-----------------------------------------------------------------------------------------------------------------------------------
90-5997-01-03       TOKEN RING CARD     1600814-01-03       8000 TRN (CLEI)        $1,000           [*]%                 $[*]
-----------------------------------------------------------------------------------------------------------------------------------
90-5998-01          SAS FDDI CARD       1600818-01          8000 FDDI-SAS          $5,000           [*]%                 $[*]
-----------------------------------------------------------------------------------------------------------------------------------
90-5998-01-03       SAS FDDI CARD       1600818-01-03       8000 FDDI-SAS (CLEI)   $5,000           [*]%                 $[*]
-----------------------------------------------------------------------------------------------------------------------------------
90-5998-02          DAS FDDI CARD       1600819-01          8000 FDDI-DAS          $8,000           [*]%                 $[*]
-----------------------------------------------------------------------------------------------------------------------------------
90-5998-02-03       DAS FDDI CARD       1600819-01-03       8000 FDDI-DAS (CLEI)   $8,000           [*]%                 $[*]
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ATM TRANSMISSION CARDS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
90-6001-11          DS-3 ATM CARD 2     1600808-02          ENH DS3 ATM            $3000            [*]%                 $[*]
-----------------------------------------------------------------------------------------------------------------------------------
90-6001-11-03       DS-3 ATM CARD 2     1600808-02-03       ENH DS3 ATM (CLEI)     $3000            [*]%                 $[*]
-----------------------------------------------------------------------------------------------------------------------------------

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                     CONFIDENTIAL

-----------------------------------------------------------------------------------------------------------------------------------
90-5999-11          E3 ATM CARD 2       1600808-03          ENH 3E ATM             $3,000           [*]%                 $[*]
-----------------------------------------------------------------------------------------------------------------------------------
90-6002-11          OC-3/STM-1 ATM      1600830-02          ENH OC3 ATM SM-IR      $6,000           [*]%                 $[*]
                    CARD 2
-----------------------------------------------------------------------------------------------------------------------------------
90-6002-11-03       OC-3/STM-1 ATM      1600830-02-03       ENH OC3 ATM SM-IR      $6,000           [*]%                 $[*]
                    CARD 2                                  (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-6002-12          OC-3/STM-1 LR ATM   1600830-03          ENH OC3 ATM SM-        $8,000           [*]%                 $[*]
                    CARD 2                                  LR
-----------------------------------------------------------------------------------------------------------------------------------
90-6002-12-03       OC-3/STM-1 LR ATM   1600830-03-03       ENH OC3 ATM SM-        $8,000           [*]%                 $[*]
                    CARD 2                                  LR (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-6002-13          OC-3/STM-1 MMF      1600830-01          ENH 0C3 ATM MM         $4,000           [*]%                 $[*]
                    ATM CARD 2
-----------------------------------------------------------------------------------------------------------------------------------
90-6002-13-03       OC-3/STM-1 MMF      1600830-01-03       ENH 0C3 ATM MM         $4,000           [*]%                 $[*]
                    ATM CARD 2                              (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
90-6003-01          19" RACKMOUNT       1006801-01          8000 RM-19             $250             [*]%                 $[*]
                    ADAPTER
-----------------------------------------------------------------------------------------------------------------------------------
90-6003-01-03       19" RACKMOUNT       1006801-01-03       8000 RM-19 (CLEI)      $250             [*]%                 $[*]
                    ADAPTER
-----------------------------------------------------------------------------------------------------------------------------------
90-6003-02          23" RACKMOUNT       1006802-01          8000 RM-23             $250             [*]%                 $[*]
                    ADAPTER
-----------------------------------------------------------------------------------------------------------------------------------
90-6003-02-03       23" RACKMOUNT       1006802-01-03       8000 RM-23 (CLEI)      $250             [*]%                 $[*]
                    ADAPTER
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SPARES
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
90-6004-01          BLANKING PLATES     1700716-01          8000 SBP               $50              [*]%                 $[*]
                    (5 PACK)
-----------------------------------------------------------------------------------------------------------------------------------
90-6004-01-03       BLANKING PLATES     1700716-01-03       8000 SBP (CLEI)        $50              [*]%                 $[*]
                    (5 PACK)
-----------------------------------------------------------------------------------------------------------------------------------
90-4407-01          NREED AC SYS PSU    1222044-00          SINGLE AC POWER        $595             [*]%                 $[*]
                                                            SUPPLY
-----------------------------------------------------------------------------------------------------------------------------------
90-4407-01-03       NREED AC SYS PSU    1222044-00-03       SINGLE AC POWER        $595             [*]%                 $[*]
                                                            SUPPLY (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-4408-01          RED AC SYS PSU      1505807-01          DUAL AC POWER          $3,895           [*]%                 $[*]
                                                            SUPPLY
-----------------------------------------------------------------------------------------------------------------------------------
90-4408-01-03       RED AC SYS PSU      1505807-01-03       DUAL AC POWER          $3,895           [*]%                 $[*]
                                                            SUPPLY (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-4409-01          RED DC SYS PSU      1505809-01          DUAL DC POWER          $4,395           [*]%                 $[*]
                                                            SUPPLY
-----------------------------------------------------------------------------------------------------------------------------------
90-4409-01-03       RED DC SYS PSU      1505809-01-03       DUAL DC POWER          $4,395           [*]%                 $[*]
                                                            SUPPLY (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-4410-01          BASIC SYSTEM        1505801-01          SYSTEM FAN             $250             [*]%                 $[*]
                    INTAKE FAN                              ASSEMBLY
-----------------------------------------------------------------------------------------------------------------------------------
90-4410-01-03       BASIC SYSTEM        1505801-01-03       SYSTEM FAN             $250             [*]%                 $[*]
                    INTAKE FAN                              ASSEMBLY (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-4411-01          BASIC SYSTEM        1701021-00          CPU FAN ASSEMBLY       $250             [*]%                 $[*]
                    PROCESSOR FAN
-----------------------------------------------------------------------------------------------------------------------------------
90-4411-01-03       BASIC SYSTEM        1701021-00-03       CPU FAN ASSEMBLY       $250             [*]%                 $[*]
                    PROCESSOR FAN                           (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-4412-01          BASIC SYSTEM        1510800-01          INTEL                  $3,995           [*]%                 $[*]
                    MOTHERBOARD                             MOTHERBOARD
                                                            ASSEMBLY
-----------------------------------------------------------------------------------------------------------------------------------
90-4412-01-03       BASIC SYSTEM        1510800-01-03       INTEL                  $3,995           [*]%                 $[*]
                    MOTHERBOARD                             MOTHERBOARD
-----------------------------------------------------------------------------------------------------------------------------------

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                     CONFIDENTIAL


-----------------------------------------------------------------------------------------------------------------------------------
                                                            ASSEMBLY (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-4413-01          BASIC SYSTEM        1111091-01          8 MB SIMM (2PACK)      $400             [*]%                 $[*]
                    MEMORY (16 MB)
-----------------------------------------------------------------------------------------------------------------------------------
90-4413-01-03       BASIC SYSTEM        1111091-01-03       8 MB SIMM (2PACK)      $400             [*]%                 $[*]
                    MEMORY (16 MB)                          (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-4414-01          CONTROL CARD        1600802-03          SYSTEM CONTROL         $2,595           [*]%                 $[*]
                                                            CARD
-----------------------------------------------------------------------------------------------------------------------------------
90-4414-01-03       CONTROL CARD        1600802-03-03       SYSTEM CONTROL         $2,595           [*]%                 $[*]
                                                            CARD (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------
90-4415-01          MANAGEMENT          1319296-00          MANAGEMENT             $120             [*]%                 $[*]
                    CABLES                                  CABLES
-----------------------------------------------------------------------------------------------------------------------------------
90-4415-01-03       MANAGEMENT          1319296-00-03       MANAGEMENT             $120             [*]%                 $[*]
                    CABLES                                  CABLES (CLEI)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
36060 APPLICATION SOFTWARE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
90-6000-20          R 2.0 SYSTEM        1006804-20          R 2.0 NN               $2,000           [*]%                 $[*]
                    SOFTWARE                                OPERATIONAL
                                                            IMAGE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
36060 DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
90-6005-20          R 2.0 TECHNICAL     1006816-20          36060 TECH             $100             [*]%                 $[*]
                    PRACTICES                               PRACTICES V2.0
-----------------------------------------------------------------------------------------------------------------------------------

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.